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                                                                    Exhibit 10.9

                      RISK PREPRODUCTION PURCHASE AGREEMENT

                              TERMS AND CONDITIONS


         CUSTOMER understands that LSI Logic Corporation's recommended procedure is to manufacture product only after the design has been successfully prototyped and approved in writing by CUSTOMER. For this Risk Preproduction order, LSI Logic, agrees to manufacture product without such approval at the CUSTOMER'S request subject to the terms and conditions below as modified by the attached Addendum. This form will process product through to plant clearance. LSI Logic cannot ship product until a signed customer purchase order is received by Customer Order management and reconciled against backlog. However, CUSTOMER'S obligation under Item B below shall not be affected by an failure to furnish a signed purchase order.

         A. RSK/PRE must be on order 48 hours prior to CDR signoff and WFR 2 weeks prior to CDR signoff. PRE line item will be booked unreleased unless customer indicates product is released by initialing the CUSTOMER RELEASE column of the form. WFR and RSK is always considered released. To release product previously ordered as unreleased the original form can be changed and initialed to indicate the change to release status. Upon receipt of the updated form, LSI Logic Customer Order Management will change the release status as indicated.

         B. CUSTOMER agrees to pay for work-in-process, as outlined below ("Qty" refers to quantity ordered by customer, "Unit ASP" refers to Risk Preproduction Unit ASP):

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         C.       CUSTOMER requests LSI Logic to manufacture enough Risk
Preproduction to support the quantity of finished product indicated on the attached Order Form. Upon successful wafer sort, LSI Logic will hold die (RSK) or wafers (WFR) in inventory until CUSTOMER authorizes LSI Logic in writing to release product and ship as finished goods.

         D. CUSTOMER agrees to provide written instruction for the disposition of the "Risk die" ("RSK") or "Risk wafers" ("WFR") within six (6) months after receipt of the "Risk Service Charge" Invoice. LSI Logic reserves the right to dispose of the material after this 6 month period.



* Information omitted for confidential treatment.



          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


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         E.       CUSTOMER accepts that yields for the Risk Preproduction build of a design is difficult to predict. If this build does not provide sufficient product to deliver the quantity shown on this form and the balance is less than 20% of the order quantity, CUSTOMER agrees to, if requested by LSI Logic:

                  (a)      Cancel the balance of this quantity; or
                  (b) Allow LSI Logic to reschedule this balance to ship with future production orders.

         F. CUSTOMER acknowledges the inherent risk in building products prior to prototype approval. CUSTOMER acknowledges financial responsibility for risk product as described in Section B (above) on a design which passes design test and is free of manufacturing defects, but does not function in the customer system. LSI Logic Corporation's standard terms (attached) are incorporated by this agreement in full. Any additional or inconsistent terms of any purchase order are void.



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MERCURY COMPUTER SYSTEMS, INC. (Customer) has read this agreement and understands and accepts LSI Logic Corporation's Risk Preproduction Policy. LSI Logic Corporation will consider this document as Authorization to Proceed and build the product as specified above.

/s/
----------------------------------      ----------------------------------
AUTHORIZED SIGNATURE                    PURCHASE ORDER/REQUISITION NO.


----------------------------------      ----------------------------------
NAME AND TITLE (Please Print)           DATED




ACCEPTED BY LSI LOGIC CORPORATION:

/s/
----------------------------------
LSI LOGIC AUTHORIZED SIGNATURE


----------------------------------      ----------------------------------
NAME AND TITLE (Please Print)           DATED



ACCEPTED BY HAMILTON HALLMARK:

/s/
----------------------------------
HAMILTON HALLMARK
AUTHORIZED SIGNATURE


----------------------------------      ----------------------------------
NAME AND TITLE (Please Print)           DATED




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                ADDENDUM TO RISK PREPRODUCTION PURCHASE AGREEMENT


SECTION B

Before Metal Start - [*]

Before Assembly Start - [*]

After Assembly - [*]

SECTION C

Quantity of RISK-PRE Units is indicated on RISK-PREPRODUCTION PURCHASE AGREEMENT Order Form.

SECTION E

a) Cancel the balance of this quantity without any further payment for units not received.

b) Allow LSI Logic to reschedule this balance to ship with future production orders at RSK/PRE prices and best available lead time.



* Information omitted for confidential treatment.




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